UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

REVANCE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36297	75-0551645
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Revance Therapeutics, Inc.

7555 Gateway Boulevard

Newark, California 94560

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 742-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) Appointment of Director

On February 26, 2015, the Board of Directors (the “Board”) of Revance Therapeutics, Inc. (the “Company”) elected Philip J. Vickers, Ph.D. to serve as a member of the Board for the term expiring at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Dr. Vickers’ election was recommended to the Board by its Nominating and Corporate Governance Committee.

In accordance with the Company’s Non-Employee Director Compensation Policy, Dr. Vickers is entitled to receive a $39,500 annual retainer for service as a Board member. On February 26, 2015, Dr. Vickers was granted an option to purchase 18,000 shares of Common Stock under the Company’s 2014 Equity Incentive Plan with an exercise price equal to $16.46. The option will vest on the one year anniversary of the date of grant, subject to Dr. Vickers’ continued service as a director through the vesting date.

The Company also entered into the Company’s standard form of indemnification agreement with Dr. Vickers. The indemnification agreement provides, among other things, that the Company will indemnify Dr. Vickers for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Amended and Restated Bylaws. The form of indemnification agreement was previously filed as Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (No. 333-193154), as amended, as filed on January 27, 2014, and is incorporated herein by reference.

There are no arrangements or understandings between Dr. Vickers and any other persons pursuant to which he was elected as a director of the Company. There are no family relationships between Dr. Vickers and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Dr. Vickers and the Company.

A copy of the Company’s press release announcing the appointment of Dr. Vickers is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Number	Description

99.1	Press Release dated February 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2015	Revance Therapeutics, Inc.

	By:	/s/ Lauren P. Silvernail
Lauren P. Silvernail
Executive Vice President, Corporate Development and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated February 26, 2015.